SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 7, 2005

                         TII NETWORK TECHNOLOGIES, INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
                                    --------
                            (State of Incorporation)

             1-8048                                     66-0328885
  ------------------------------           ---------------------------------
      (Commission File No.)                (IRS Employer Identification No.)



                   1385 Akron Street, Copiague, New York 11726
                   -------------------------------------------
               Address of Principal Executive Offices) (Zip Code)

                                 (631) 789-5000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

         On June 7, 2005, the Compensation Committee of Company's Board of Directors granted options to various employees under the Company's stockholder approved 1995 Stock Option Plan, including the following options to the Company's executive officers to purchase the number of shares of the Company's Common Stock set forth below opposite the respective executive officer's name, each of which options is exercisable in whole or in part at any time or from time to time until June 6, 2015 at $1.485 per share, the average of the highest and lowest sales prices per share of the Company's Common Stock on June 7, 2005:

                                                                                         Number of Shares
                 Name                                   Title                            Subject to Option
                 ----                                   -----                            -----------------
Timothy J. Roach                       President and Chief Executive Officer                    54,100

Kenneth A. Paladino                    Vice President - Finance,                                39,000
                                       Chief Financial Officer
                                       and Chief Operating Officer

Nisar Chauhdry                         Vice President -                                         27,500
                                       Electrical Engineering and
                                       Chief Technology Officer

Virginia M. Hall                       Vice President - Administration and                      27,500
                                       Contract Administration


Item 9.01         Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired: None

         (b)      Pro Forma Financial Information: None

         (c)      Exhibits:

                  99.1 Non-Qualified Stock Option Contract dated June 7, 2005 between the Company and Timothy J. Roach.

                  99.2 Form of Incentive Stock Option Contract dated June 7, 2005 between the Company and separately with each of Kenneth A. Paladino, Nisar Chaudry and Virginia M. Hall.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   TII NETWORK TECHNOLOGIES, INC.


Date: June 13, 2005                By: /s/ Kenneth A. Paladino
                                       -----------------------------------------
                                       Kenneth A. Paladino,
                                       Vice President - Finance,
                                       Chief Financial Officer
                                       and Chief Operating Officer

                                  EXHIBIT INDEX

Exhibit
Number   Description
------   -----------

99.1 Non-Qualified Stock Option Contract dated June 7, 2005 between the Company and Timothy J. Roach.

99.2 Form of Incentive Stock Option Contract dated June 7, 2005 between the Company and separately with each of Kenneth A. Paladino, Nisar Chaudry and Virginia M. Hall.


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